Exhibit 99.2

CARD SERIES SCHEDULE TO

MONTHLY NOTEHOLDERS’ STATEMENT

Date:                       April 9, 2004

CAPITAL ONE MULTI-ASSET EXECUTION TRUST, ASSET POOL 1

Monthly Period Ending: March 31, 2004

Reference is made to the Series 2002-CC Supplement (the “Series 2002-CC Supplement”), dated as of October 9, 2002, between Capital One Funding, LLC, a Virginia limited liability company (“Funding”), as Transferor, Capital One Bank, a Virginia banking corporation (the “Bank”), as Servicer, and The Bank of New York, as Trustee, and the Indenture (the “Indenture”), dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Terms used herein and not defined herein have the meanings ascribed to them in the Series 2002-CC Supplement, the Indenture and the related Indenture Supplements, as applicable.

The following computations are prepared with respect to the Transfer Date of April 14, 2004 and with respect to the performance of the Trust during the related Monthly Period.

A. Targeted Deposits to Interest Funding sub-Accounts:

	Targeted Deposit to Interest Funding sub- Account	Actual Deposit to Interest Funding sub- Account	Interest Funding sub- account Balance prior to Withdrawals	Interest Funding sub- Account Earnings
Class A (2002-1)	585,555.56	585,555.56	585,555.56	0.00
Class A (2002-2)	661,333.33	661,333.33	661,333.33	0.00
Class A (2003-1)	1,529,333.33	1,529,333.33	1,529,333.33	0.00
Class A (2003-A)	515,593.02	515,593.02	515,593.02	0.00
Class A (2003-2)	516,666.67	516,666.67	516,666.67	0.00
Class A (2003-3)	576,944.44	576,944.44	576,944.44	0.00
Class A (2003-4)	2,281,250.00	2,281,250.00	2,281,250.00	0.00
Class A (2003-5)	594,166.67	594,166.67	594,166.67	0.00
Class A (2003-6)	1,229,166.67	1,229,166.67	1,229,166.67	0.00
Class A (2003-7)	820,208.33	820,208.33	820,208.33	0.00
Class A (2004-1)	559,722.22	559,722.22	559,722.22	0.00
Class B (2002-1)	533,458.33	533,458.33	533,458.33	0.00
Class B (2003-1)	389,222.22	389,222.22	389,222.22	0.00
Class B (2003-2)	437,500.00	437,500.00	437,500.00	0.00
Class B (2003-3)	562,500.00	562,500.00	562,500.00	0.00
Class B (2003-4)	325,500.00	325,500.00	325,500.00	0.00
Class B (2003-5)	598,750.00	598,750.00	598,750.00	0.00
Class B (2003-6)	348,750.00	348,750.00	348,750.00	0.00
Class B (2004-1)	329,375.00	329,375.00	329,375.00	0.00
Class B (2004-2)	318,402.78	318,402.78	318,402.78	0.00
Class C (2002-1)	496,000.00	496,000.00	496,000.00	0.00
Class C (2003-A)	373,722.22	373,722.22	373,722.22	0.00
Class C (2003-B)	563,352.32	563,352.32	563,352.32	0.00
Class C (2003-1)	783,611.11	783,611.11	783,611.11	0.00
Class C (2003-2)	810,000.00	810,000.00	810,000.00	0.00
Class C (2003-3)	719,027.78	719,027.78	719,027.78	0.00
Class C (2003-4)	1,250,000.00	1,250,000.00	1,250,000.00	0.00
Class C (2003-5)	289,333.33	289,333.33	289,333.33	0.00
Class C (2004-1)	566,666.67	566,666.67	566,666.67	0.00
Class C (2004-2)	244,861.11	244,861.11	244,861.11	0.00

B. Interest to be paid on the corresponding Distribution Date:

	CUSIP Number	Interest Payment Date	Total Amount of Interest to be paid	Per $1000
Class A (2002-1)	14041NAC5	15-Apr-04	585,555.56	1.1711111200
Class A (2002-2)	14041NAD3	15-Apr-04	661,333.33	1.1022222167
Class A (2003-1)	14041NAJ0	15-Apr-04	1,529,333.33	1.2744444417
Class A (2003-A)		15-Apr-04	515,593.02	1.2889825750
Class A (2003-2)	14041NAR2	15-Apr-04	516,666.67	1.0333333400
Class A (2003-3)	14041NAS0	15-Apr-04	576,944.44	1.1538888800
Class A (2003-4)	14041NAW1	15-Apr-04	2,281,250.00	3.0416666667
Class A (2003-5)	14041NAX9	15-Apr-04	594,166.67	1.1883333400
Class A (2003-6)	14041NAY7	15-Apr-04	1,229,166.67	2.4583333400
Class A (2003-7)	14041NBC4	15-Apr-04	820,208.33	1.0936111067
Class A (2004-1)	14041NBG5	15-Apr-04	559,722.22	1.1194444400
Class B (2002-1)	14041NAA9	15-Apr-04	533,458.33	1.5241666571
Class B (2003-1)	14041NAK7	15-Apr-04	389,222.22	1.9461111000
Class B (2003-2)	14041NAL5	15-Apr-04	437,500.00	2.9166666667
Class B (2003-3)	14041NAT8	15-Apr-04	562,500.00	3.7500000000
Class B (2003-4)	14041NAU5	15-Apr-04	325,500.00	1.6275000000
Class B (2003-5)	14041NBA8	15-Apr-04	598,750.00	3.9916666667
Class B (2003-6)	14041NBB6	15-Apr-04	348,750.00	1.3950000000
Class B (2004-1)	14041N BF7	15-Apr-04	329,375.00	1.3175000000
Class B (2004-2)	14041NBJ9	15-Apr-04	318,402.78	1.2736111200
Class C (2002-1)	14041NAB7	15-Apr-04	496,000.00	3.3066666667
Class C (2003-A)	14041NAE1	15-Apr-04	373,722.22	3.7372222000
Class C (2003-B)		15-Apr-04	563,352.32	3.7556821333
Class C (2003-1)	14041NAP6	15-Apr-04	783,611.11	3.1344444400
Class C (2003-2)	14041NAQ4	15-Apr-04	810,000.00	3.6000000000
Class C (2003-3)	14041NAV3	15-Apr-04	719,027.78	2.8761111200
Class C (2003-4)	14041NAZ4	15-Apr-04	1,250,000.00	5.0000000000
Class C (2003-5)	14041NBD2	15-Apr-04	289,333.33	1.9288888667
Class C (2004-1)	14041N BE0	15-Apr-04	566,666.67	2.8333333500
Class C (2004-2)	14041NBH3	15-Apr-04	244,861.11	2.4486111000

C. Targeted Deposits to Principal Funding sub-Accounts:

	Targeted Deposit to Principal Funding sub-Account	Actual Deposit to Principal Funding sub-Account	Principal Funding sub- account Balance prior to Withdrawals	Principal Funding sub- Account Earnings

NOTHING TO REPORT

D. Principal to be paid on the Distribution Date:

	CUSIP Number	Principal Payment Date	Total Amount of Principal to be paid	Per 1000

NOTHING TO REPORT

E. Targeted Deposits to Class C Reserve sub-Accounts:

	Targeted Deposit to Class C Reserve sub-Account	Actual Deposit to Class C Reserve sub- Account	Class C Reserve sub- Account Balance prior to Withdrawals	Class C Reserve sub- Account Earnings

NOTHING TO REPORT

F. Withdrawals to be made from Class C Reserve sub-Accounts:

	Withdrawals for Interest	Withdrawals for Principal	Class C Reserve sub- Account Balance after Withdrawals

NOTHING TO REPORT

G. Targeted Deposits to Class D Reserve sub-Accounts:

	Targeted Deposit to Class D Reserve sub- Account	Actual Deposit to Class D Reserve sub- Account	Class D Reserve sub- Account Balance prior to Withdrawals	Class D Reserve sub- Account Earnings

NOTHING TO REPORT

H. Withdrawals to be made from Class D Reserve sub-Accounts:

	Withdrawals for Interest	Withdrawals for Principal	Class D Reserve sub- Account Balance after Withdrawals

NOTHING TO REPORT

I. Targeted Deposits to Accumulation Reserve sub-Accounts:

	Targeted Deposit to Accumulation Reserve sub-Account	Actual Deposit to Accumulation Reserve sub-Account	Accumulation Reserve sub-Account Balance prior to Withdrawals	Accumulation Reserve sub-Account Earnings

NOTHING TO REPORT

J. Withdrawals to be made from Accumulation Reserve sub-Accounts:

	Withdrawal Amount	Accumulation Reserve sub-Account Balance after Withdrawals

NOTHING TO REPORT

K. Outstanding Dollar Principal Amount and Nominal Liquidation Amount for the related Monthly Period:

(as of the end of the related Monthly Period)

	Initial Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount
Class A (2002-1)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2002-2)	600,000,000.00	600,000,000.00	600,000,000.00	600,000,000.00
Class A (2003-1)	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00
Class A (2003-A)	400,000,000.00	400,000,000.00	400,000,000.00	400,000,000.00
Class A (2003-2)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-3)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-4)	750,000,000.00	750,000,000.00	750,000,000.00	750,000,000.00
Class A (2003-5)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-6)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-7)	750,000,000.00	750,000,000.00	750,000,000.00	750,000,000.00
Class A (2004-1)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class B (2002-1)	350,000,000.00	350,000,000.00	350,000,000.00	350,000,000.00
Class B (2003-1)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00
Class B (2003-2)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class B (2003-3)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class B (2003-4)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00
Class B (2003-5)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class B (2003-6)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class B (2004-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class B (2004-2)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2002-1)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-A)	100,000,000.00	100,000,000.00	100,000,000.00	100,000,000.00
Class C (2003-B)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2003-2)	225,000,000.00	225,000,000.00	225,000,000.00	225,000,000.00
Class C (2003-3)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2003-4)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2003-5)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2004-1)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00
Class C (2004-2)	100,000,000.00	100,000,000.00	100,000,000.00	100,000,000.00
Class D (2002-1)		159,522,188.36	159,522,188.36	159,522,188.36

L. Class A Usage of Class B, C and D Subordination Amounts:

	Class A Usage of Class B Subordination Amount for this Monthly Period	Class A Usage of Class C Subordination Amount for this Monthly Period	Class A Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class A Usage of Class B Subordination Amount	Cumulative Class A Usage of Class C Subordination Amount	Cumulative Class A Usage of Class D Subordination Amount

NOTHING TO REPORT

M. Class B Usage of Class C and D Subordination Amounts:

	Class B Usage of Class C Subordination Amount for this Monthly Period	Class B Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class B Usage of Class C Subordination Amount	Cumulative Class B Usage of Class D Subordination Amount

NOTHING TO REPORT

N. Class C Usage of Class D Subordination Amounts:

	Class C Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class C Usage of Class D Subordination Amount

NOTHING TO REPORT

O. Required and Available Subordination Amount to Class A, B and C Notes:

(as of the Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Required Subordination Amount from Class B Notes	Available Subordination Amount from Class B Notes	Required Subordination Amount from Class C Notes	Available Subordination Amount from Class C Notes	Required Subordination Amount from Class D Notes	Available Subordination Amount from Class D Notes
Class A (2002-1)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2002-2)	73,846,200.00	73,846,200.00	53,538,600.00	53,538,600.00	11,077,200.00	11,077,200.00
Class A (2003-1)	147,692,400.00	147,692,400.00	107,077,200.00	107,077,200.00	22,154,400.00	22,154,400.00
Class A (2003-A)	49,230,800.00	49,230,800.00	35,692,400.00	35,692,400.00	7,384,800.00	7,384,800.00
Class A (2003-2)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-3)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-4)	92,307,750.00	92,307,750.00	66,923,250.00	66,923,250.00	13,846,500.00	13,846,500.00
Class A (2003-5)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-6)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2003-7)	92,307,750.00	92,307,750.00	66,923,250.00	66,923,250.00	13,846,500.00	13,846,500.00
Class A (2004-1)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class B (2002-1)			123,354,869.24	123,354,869.24	25,522,285.24	25,522,285.24
Class B (2003-1)			70,488,496.71	70,488,496.71	14,584,162.99	14,584,162.99
Class B (2003-2)			52,866,372.54	52,866,372.54	10,938,122.25	10,938,122.25
Class B (2003-3)			52,866,372.54	52,866,372.54	10,938,122.25	10,938,122.25
Class B (2003-4)			70,488,496.71	70,488,496.71	14,584,163.00	14,584,163.00
Class B (2003-5)			52,866,372.54	52,866,372.54	10,938,122.25	10,938,122.25
Class B (2003-6)			88,110,620.89	88,110,620.89	18,230,203.75	18,230,203.75
Class B (2004-1)			88,110,620.89	88,110,620.89	18,230,203.75	18,230,203.75
Class B (2004-2)			88,110,620.89	88,110,620.89	18,230,203.75	18,230,203.75
Class C (2002-1)					13,111,412.74	13,111,412.74
Class C (2003-A)					8,740,941.83	8,740,941.83
Class C (2003-B)					13,111,412.74	13,111,412.74
Class C (2003-1)					21,852,354.57	21,852,354.57
Class C (2003-2)					19,667,119.11	19,667,119.11
Class C (2003-3)					21,852,354.57	21,852,354.57
Class C (2003-4)					21,852,354.57	21,852,354.57
Class C (2003-5)					13,111,412.74	13,111,412.74
Class C (2004-1)					17,481,883.66	17,481,883.66
Class C (2004-2)					8,740,941.83	8,740,941.83

P. Nominal Liquidation Amount for Tranches of Notes Outstanding:

(as of Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Beginning Nominal Liquidation Amount	Increase due to issuance of additional Notes or accretions of Principal for Discount Notes	Withdrawal from Principal Funding sub- Account	Reimbursements of Nominal Liquidation Amount from Available Funds
Class A (2002-1)	500,000,000.00	—	—	—
Class A (2002-2)	600,000,000.00	—	—	—
Class A (2003-1)	1,200,000,000.00	—	—	—
Class A (2003-A)	400,000,000.00	—	—	—
Class A (2003-2)	500,000,000.00	—	—	—
Class A (2003-3)	500,000,000.00	—	—	—
Class A (2003-4)	750,000,000.00	—	—	—
Class A (2003-5)	500,000,000.00	—	—	—
Class A (2003-6)	500,000,000.00	—	—	—
Class A (2003-7)	750,000,000.00	—	—	—
Class A (2004-1)	500,000,000.00	—	—	—
Class B (2002-1)	350,000,000.00	—	—	—
Class B (2003-1)	200,000,000.00	—	—	—
Class B (2003-2)	150,000,000.00	—	—	—
Class B (2003-3)	150,000,000.00	—	—	—
Class B (2003-4)	200,000,000.00	—	—	—
Class B (2003-5)	150,000,000.00	—	—	—
Class B (2003-6)	250,000,000.00	—	—	—
Class B (2004-1)	250,000,000.00	—	—	—
Class B (2004-2)	250,000,000.00	—	—	—
Class C (2002-1)	150,000,000.00	—	—	—
Class C (2003-A)	100,000,000.00	—	—	—
Class C (2003-B)	150,000,000.00	—	—	—
Class C (2003-1)	250,000,000.00	—	—	—
Class C (2003-2)	225,000,000.00	—	—	—
Class C (2003-3)	250,000,000.00	—	—	—
Class C (2003-4)	250,000,000.00	—	—	—
Class C (2003-5)	150,000,000.00	—	—	—
Class C (2004-1)	200,000,000.00	—	—	—
Class C (2004-2)	100,000,000.00	—	—	—
Class D (2002-1)	159,522,188.36	—	—	—

	Reductions due to reallocation of Card Series Principal Amounts	Reduction due to Investor Charge-offs	Reductions due to deposits into the Principal Funding sub- Account	Ending Nominal Liquidation Amount
Class A (2002-1)	—	—	—	500,000,000.00
Class A (2002-2)	—	—	—	600,000,000.00
Class A (2003-1)	—	—	—	1,200,000,000.00
Class A (2003-A)	—	—	—	400,000,000.00
Class A (2003-2)	—	—	—	500,000,000.00
Class A (2003-3)	—	—	—	500,000,000.00
Class A (2003-4)	—	—	—	750,000,000.00
Class A (2003-5)	—	—	—	500,000,000.00
Class A (2003-6)	—	—	—	500,000,000.00
Class A (2003-7)	—	—	—	750,000,000.00
Class A (2004-1)	—	—	—	500,000,000.00
Class B (2002-1)	—	—	—	350,000,000.00
Class B (2003-1)	—	—	—	200,000,000.00
Class B (2003-2)	—	—	—	150,000,000.00
Class B (2003-3)	—	—	—	150,000,000.00
Class B (2003-4)	—	—	—	200,000,000.00
Class B (2003-5)	—	—	—	150,000,000.00
Class B (2003-6)	—	—	—	250,000,000.00
Class B (2004-1)	—	—	—	250,000,000.00
Class B (2004-2)	—	—	—	250,000,000.00
Class C (2002-1)	—	—	—	150,000,000.00
Class C (2003-A)	—	—	—	100,000,000.00
Class C (2003-B)	—	—	—	150,000,000.00
Class C (2003-1)	—	—	—	250,000,000.00
Class C (2003-2)	—	—	—	225,000,000.00
Class C (2003-3)	—	—	—	250,000,000.00
Class C (2003-4)	—	—	—	250,000,000.00
Class C (2003-5)	—	—	—	150,000,000.00
Class C (2004-1)	—	—	—	200,000,000.00
Class C (2004-2)	—	—	—	100,000,000.00
Class D (2002-1)	—	—	—	159,522,188.36

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ninth day of April, 2004.

Capital One Bank,
as Administrator

By:	/s/ Thomas A. Feil
Name: Thomas A. Feil
Title: Vice President, Capital Markets and Assistant Treasurer